UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 20, 2006


                            Heartland Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)

             Delaware                      1-10520               36-3606475
   (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

  53 W. Jackson Blvd., Suite 1150 Chicago, Illinois                 60604
      (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (312) 834-0592

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.03.   BANKRUPTCY OR RECEIVERSHIP.

Heartland Partners, L.P. (the "Company") and its affiliates are planning on dissolving and liquidating by filing, in the near future, voluntary petitions under the provisions of chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Northern District of Illinois. The Company and its affiliates anticipate being "debtors-in-possession" under the jurisdiction of the bankruptcy court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the bankruptcy court.

The complete text of the press release announcing the anticipated dissolution and liquidation by filing bankruptcy is attached as Exhibit 99.1 to this current report on Form 8-K.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01.   CHANGES IN CONTROL OF REGISTRANT.

On April 20, 2006, Lawrence S. Adelson, Richard P. Brandstatter, Thomas F. Power and George Lightbourn transferred all of the stock of CMC/Heartland Partners Holdings, Inc. to Le Petomane XIX, Inc. for $100.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 20, 2006, Richard P. Brandstatter, Thomas F. Power and George Lightbourn resigned as directors of CMC/Heartland Partners Holdings, Inc.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT      DESCRIPTION

 99.1 Press Release of Heartland Partners, L.P. dated April 26, 2006 (furnished not filed).


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEARTLAND PARTNERS, L.P.


                                   By: CMC/HEARTLAND PARTNERS HOLDINGS, INC.,
                                       its General Partner


Date:  April 26, 2006              By: /s/ Lawrence S. Adelson
                                       -----------------------------------------
                                       Name:  Lawrence S. Adelson
                                       Title: President














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
                                  EXHIBIT INDEX

EXHIBIT       DESCRIPTION

  99.1        Press Release of Heartland Partners, L.P. dated April 26, 2006
             (furnished not filed).

















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